The Variable Annuity Life Insurance Company
                               Separate Account A

                        Supplement Dated December 18, 2017
                               to the Prospectus of

       Portfolio Director Fixed and Variable Annuity dated May 1, 2017
        Equity Director Fixed and Variable Annuity dated May 2, 2016


On December 15, 2017, the American Beacon Bridgeway Large Cap Growth II Fund (formerly, the American Beacon Holland Large Cap Growth Fund) ("replaced option") merged with and into the American Beacon Bridgeway Large Cap Growth Fund ("surviving option" or "Fund"). The surviving option, American Beacon Bridgeway Large Cap Growth Fund, was added as a Variable Account Option in your Prospectus.

Accordingly, all references in the prospectus to the American Beacon Bridgeway Large Cap Growth II Fund are changed to the American Beacon Bridgeway Large Cap Growth Fund. American Beacon Advisors, Inc. serves as the Fund's Adviser and Bridgeway Capital Management, Inc. serves as the Fund's investment sub-advisor. The Fund's investment objective is to seek long-term total return on capital, primarily through capital appreciation and it is in the domestic large-cap equity asset class. For more information about the surviving option, please refer to the surviving option's prospectus and statement of additional information available at www.valic.com.

We will automatically direct any contributions made to the replaced option to the surviving option and any allocation election to the replaced option will be considered as an allocation election to the surviving option. If you do not wish to remain allocated to the surviving option, you may transfer your Account Value invested in the surviving option to any of the other available investment options in the Contract. There are no charges if you reallocate your Account Value to another investment option.





               Please keep this Supplement with your Prospectus.